Exhibit 10.8

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 5, 2018, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), SUTRO BIOPHARMA, INC., a Delaware corporation with offices located at 310 Utah Street, Suite 150, South San Francisco, CA 94080 (“Borrower”).

RECITALS

WHEREAS, Collateral Agent, Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of August 4, 2017 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.
2.	Amendments.

2.1Section 6.2(a)(i) of the Loan Agreement is hereby amended and restated as follows:

“(i)as soon as available, but no later than forty (40) days after the last day of eachquarter, a company prepared consolidated and consolidating balance sheet, income statement andcash flow statement covering the consolidated operations of Borrower and its Subsidiaries for such quarter certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end GAAP and audit adjustments and the absence of footnotes) and in a form reasonably acceptable to Collateral Agent;”

2.2Section 6.2(b) of the Loan Agreement is hereby amended and restated as follows:

“(b)within thirty (30) days after the last day of each month, deliver to each Lender, a duly completed Compliance Certificate signed by a Responsible Officer.”

2.3Exhibit C to the Loan Agreement is hereby amended and restated in the form of Exhibit C attached hereto.

3.	Limitation of Amendment.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

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3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.	Representations and Warranties. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The Restated Certificate of Incorporation of the Borrower and Restated Bylaws of the Borrower filed as Exhibit 3.1 and Exhibit 3.2 to the Borrower’s Form 10-Q for the quarterly period ended September 30, 2018, filed with the SEC on November 14, 2018 are true, accurate and complete and have not been further amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.	Release by Borrower.

5.1FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and the Lenders and their present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

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5.2In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” (Emphasis added.)

5.3By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.4This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent and the Lenders’ expectation that such release is valid and enforceable in all events.

5.5Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

(a)Except as expressly stated in this Agreement, neither Collateral Agent, the Lenders nor any agent, employee or representative of Collateral Agent or any Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b)Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c)The terms of this Amendment are contractual and not a mere recital.

(d)This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e)Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

6.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.Integration. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

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8.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

9.Effectiveness. This Amendment shall be deemed effective upon:

(i)the due execution and delivery to Collateral Agent and the Lenders of this Amendment by each party hereto; and

(ii)Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

SUTRO BIOPHARMA, INC.

By	/s/ William J. Newell
Name:	William J. Newell
Title:	CEO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:

SILICON VALLEY BANK

By
Name:
Title:

[Signature Page to First Amendment to Loan and Security Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

SUTRO BIOPHARMA, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:

SILICON VALLEY BANK

By
Name:
Title:

[Signature Page to First Amendment to Loan and Security Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

SUTRO BIOPHARMA, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:

By
Name:
Title:

[Signature Page to First Amendment to Loan and Security Agreement]

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EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

FROM:	SUTRO BIOPHARMA, INC.

The undersigned authorized officer (“Officer”) of Sutro Biopharma, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in complete compliance for the period ending ______________with all required covenants except as noted below;

(b)There are no Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement; and

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end GAAP and audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Quarterly within 40 days	Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 210 days after FYE (and 12/31/2017 for the Annual (CPA Audited) statements for FYE 2016)	Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 30 days of FYE), and when revised	Yes	No	N/A

4)	A/R & A/P agings	If applicable	Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing	Yes	No	N/A

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6)	Compliance Certificate	Monthly within 30 days	Yes	No	N/A

7)	IP Report	When required	Yes	No	N/A
8)	Total amount of Borrower’s and Borrower’s Subsidiaries’ unrestricted cash and cash equivalents at the last day of the prior measurement period	$	Yes	No	N/A

9)	Net change in Borrower’s and Borrower’s Subsidiaries’ unrestricted cash and cash equivalents since the last day of the prior measurement period	$	Yes	No	N/A

10)	Total amount of Borrower’s and Borrower’s Subsidiaries’ unrestricted cash and cash equivalents at the last day of the measurement period	$	Yes	No	N/A

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Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)		Yes	No	Yes	No
2)		Yes	No	Yes	No
3)		Yes	No	Yes	No
4)		Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No
2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No
3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No
4)

Have there been any material amendments of or other material changes to the capitalization table of Borrower and any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

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Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

SUTRO BIOPHARMA, INC.

By
Name:
Title:

Date:

LENDER USE ONLY

Received by:		Date

Verified by:		Date

Compliance Status:	Yes		No

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